Supplement to the

Strategic Advisers® International Fund (FILFX)

(formerly PAS International Fund of Funds®)

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

June 5, 2010, as revised December 6, 2010

The following information replaces the similar information found in the "Description of the Trust" section on page 45.

Custodians. State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

SITB-10-02  December 14, 2010
1.919464.101